Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                                 02-Nov-99     to     01-Dec-99
Determination Date                                10-Dec-99
Distribution Date                                 13-Dec-99

Available Amounts
-----------------

     Scheduled Payments plus Payaheads, net of Excluded Amounts          11,334,624.93
     Prepayment Amounts                                                   8,221,322.41
     Recoveries                                                                   0.00
     Investment Earnings on Collection Account and Reserve Fund              36,262.21
     Late Charges                                                            19,721.59
     Servicer Advances                                                      376,953.93

     Total Available Amounts                                             19,988,885.07
     -----------------------                                             -------------

Payments on Distribution Date
-----------------------------

     Trustee Fees (only applicable pursuant to an Event of Default)               0.00

     Unreimbursed Servicer Advances to the Servicer                               0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer         0.00

     Interest due to Class A-1 Notes                                        142,587.16

     Interest due to Class A-2 Notes                                        292,282.57

     Interest due to Class A-3 Notes                                        620,095.82

     Interest due to Class A-4 Notes                                        146,800.09

     Interest due to Class B Notes                                           46,869.58

     Interest due to Class C Notes                                           41,618.90

     Interest due to Class D Notes                                           29,539.11

     Class A-1 Principal Payment Amount                                  18,669,091.84

     Class A-2 Principal Payment Amount                                           0.00

     Class A-3 Principal Payment Amount                                           0.00

     Class A-4 Principal Payment Amount                                           0.00

     Class B Principal Payment Amount                                             0.00

     Class C Principal Payment Amount                                             0.00

     Class D Principal Payment Amount                                             0.00

     Additional Principal to Class A-2 Notes                                      0.00

     Additional Principal to Class A-3 Notes                                      0.00

     Additional Principal to Class A-4 Notes                                      0.00

     Additional Principal to Class B Notes                                        0.00

     Additional Principal to Class C Notes                                        0.00

     Additional Principal to Class D Notes                                        0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer             0.00
     Deposit to the Reserve Fund                                                  0.00
     Excess to Certificateholder                                                  0.00

     Total distributions to Noteholders and Certificateholders           19,988,885.07
     ---------------------------------------------------------           -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                            0.00


Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                   0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)  Servicing Fee Percentage                                                        0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period       293,275,954.40
 (iii)  Servicing Fee  ( ( (i) / 12 ) x (ii) )                                           0.00
  (iv)  Servicing Fee accrued but not paid in prior periods                              0.00
        Total Servicing Fee due and accrued ( (iii) + (iv) )                             0.00
        Servicing Fee carried forward                                                    0.00

        Monthly Servicing Fee distributed                                                0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                     37,050,971.59
        Class A-1 Interest Rate                                                      4.94795%
        Number of days in Accrual Period                                                   28
        Current Class A-1 interest due                                             142,587.16
        Class A-1 interest accrued but not paid in prior periods                         0.00
        Total Class A-1 interest due                                               142,587.16
        Class A-1 interest carried forward                                               0.00

        Class A-1 interest distribution                                            142,587.16


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                     66,680,434.00
        Class A-2 Interest Rate                                                         5.26%
        Current Class A-2 interest due                                             292,282.57
        Class A-2 interest accrued but not paid in prior periods                         0.00
        Total Class A-2 interest due                                               292,282.57
        Class A-2 interest carried forward                                               0.00

        Class A-2 interest distribution                                            292,282.57


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                    135,293,633.00
        Class A-3 Interest Rate                                                         5.50%
        Current Class A-3 interest due                                             620,095.82
        Class A-3 interest accrued but not paid in prior periods                         0.00
        Total Class A-3 interest due                                               620,095.82
        Class A-3 interest carried forward                                               0.00

        Class A-3 interest distribution                                            620,095.82


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                     31,345,216.00
        Class A-4 Interest Rate                                                         5.62%
        Current Class A-4 interest due                                             146,800.09
        Class A-4 interest accrued but not paid in prior periods                         0.00
        Total Class A-4 interest due                                               146,800.09
        Class A-4 interest carried forward                                               0.00

        Class A-4 interest distribution                                            146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                   9,663,831.00
        Class B Interest Rate                                                                      5.82%
        Current Class B interest due                                                           46,869.58
        Class B interest accrued but not paid in prior periods                                      0.00
        Total Class B interest due                                                             46,869.58
        Class B interest carried forward                                                            0.00

        Class B interest distribution                                                          46,869.58


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                   7,731,065.00
        Class C Interest Rate                                                                      6.46%
        Current Class C interest due                                                           41,618.90
        Class C interest accrued but not paid in prior periods                                      0.00
        Total Class C interest due                                                             41,618.90
        Class C interest carried forward                                                            0.00

        Class C interest distribution                                                          41,618.90


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                   3,865,532.00
        Class D  Interest Rate                                                                     9.17%
        Current Class D interest due                                                           29,539.11
        Class D interest accrued but not paid in prior periods                                      0.00
        Total Class D interest due                                                             29,539.11
        Class D interest carried forward                                                            0.00

        Class D interest distribution                                                          29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                             May 15, 2000
   (i)  Opening Class A-1 principal balance                                                37,050,971.59
  (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance       293,275,954.40
 (iii)  ADCB as of last day of the Collection Period                                      274,368,981.64
  (iv)  Monthly Principal Amount ( (ii) - (iii) )                                          18,906,972.76
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                     18,906,972.76
        Class A-1 Principal Payment Amount distribution                                    18,669,091.84

        Class A-1 Principal Balance after current distribution                             18,381,879.75


Class A Principal Payment Amount
--------------------------------

   (i)  Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount             233,319,283.00
  (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                 249,561,361.43
        Class A Principal Payment Amount                                                            0.00
        Funds available for distribution                                                            0.00


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                66,680,434.00
        Class A-2 Principal Payment Amount distribution                                             0.00

        Class A-2 principal balance after current distribution                             66,680,434.00


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                               135,293,633.00
        Class A-3 Principal Payment Amount distribution                                             0.00

        Class A-3 principal balance after current distribution                            135,293,633.00

Class A-4 Principal Schedule
----------------------------
        Opening Class A-4 principal balance                                               31,345,216.00
        Class A-4 Principal Payment Amount distribution                                            0.00

        Class A-4 principal balance after current distribution                            31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                  9,663,831.00
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                  10,336,577.01
        Class B Floor                                                                     (5,814,097.66)
        Class B Principal Payment Amount due                                                       0.00
        Class B Principal Payment Amount distribution                                              0.00

        Class B principal balance after current distribution                               9,663,831.00


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                  7,731,065.00
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                   8,269,206.74
        Class C Floor                                                                     (1,059,492.60)
        Class C Principal Payment Amount due                                                       0.00
        Class C Principal Payment Amount distribution                                              0.00

        Class C principal balance after current distribution                               7,731,065.00


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                  3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                   4,134,740.55
        Class D Floor                                                                        409,409.33
        Class D Principal Payment Amount due                                                       0.00
        Class D Principal Payment Amount distribution                                              0.00

        Class D principal balance after current distribution                               3,865,532.00

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                   No
        Monthly Principal Amount                                                          18,906,972.76
        Sum of Principal Payments payable on all classes                                  18,906,972.76
        Additional Principal payable                                                               0.00
        Additional Principal available, if payable                                                 0.00

        Class A-2 Additional Principal allocation                                                   -
        Class A-2 principal balance after current distribution                            66,680,434.00

        Class A-3 Additional Principal allocation                                                  0.00
        Class A-3 principal balance after current distribution                           135,293,633.00

        Class A-4 Additional Principal allocation                                                  0.00
        Class A-4 principal balance after current distribution                            31,345,216.00

        Class B Additional Principal allocation                                                    0.00
        Class B principal balance after current distribution                               9,663,831.00

        Class C Additional Principal allocation                                                    0.00
        Class C principal balance after current distribution                               7,731,065.00

        Class D Additional Principal allocation                                                    0.00
        Class D principal balance after current distribution                               3,865,532.00


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)  Servicing Fee Percentage                                                                     0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                    293,275,954.40
 (iii)  Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                97,758.65
  (iv)  Servicing Fee accrued but not paid in prior periods                                     315,930.40
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                    413,689.05
        Servicing Fee carried forward                                                           413,689.05

        Monthly Servicing Fee distributed                                                             0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                         274,368,981.64
        Required Reserve Amount (ending ADCB * 0.70%)                                         1,920,582.87
        Prior month Reserve Fund balance                                                      1,065,261.71
        Deposit to Reserve Fund - excess funds                                                        0.00
        Interim Reserve Fund Balance                                                          1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                             0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                            0.00
        Excess to Certificateholder                                                                   0.00
        Ending Reserve Fund balance                                                           1,065,261.71

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period          0.39%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

     Class A-1
     ---------
     Class A-1 principal balance                              18,381,879.75
     Initial Class A-1 principal balance                     130,040,761.00

     Note factor                                                0.141354754


     Class A-2
     ---------
     Class A-2 principal balance                              66,680,434.00
     Initial Class A-2 principal balance                      66,680,434.00

     Note factor                                                1.000000000


     Class A-3
     ---------
     Class A-3 principal balance                             135,293,633.00
     Initial Class A-3 principal balance                     135,293,633.00

     Note factor                                                1.000000000


     Class A-4
     ---------
     Class A-4 principal balance                              31,345,216.00
     Initial Class A-4 principal balance                      31,345,216.00

     Note factor                                                1.000000000


     Class B
     -------
     Class B principal balance                                 9,663,831.00
     Initial Class B principal balance                         9,663,831.00

     Note factor                                                1.000000000


     Class C
     -------
     Class C principal balance                                 7,731,065.00
     Initial Class C principal balance                         7,731,065.00

     Note factor                                                1.000000000


     Class D
     -------
     Class D principal balance                                 3,865,532.00
     Initial Class D principal balance                         3,865,532.00

     Note factor                                                1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)  Outstanding Principal Amount of the Notes as of the preceding Distribution Date                         291,630,682.59
  (ii)  Overcollateralization Balance as of the preceding Distribution Date                                       1,645,271.81
 (iii)  Monthly Principal Amount                                                                                 18,906,972.76
  (iv)  Available Amounts remaining after the payment of interest                                                18,669,091.84
   (v)  ADCB as of the end of the Collection Period                                                             274,368,981.64
        Cumulative Loss Amount                                                                                      237,880.92


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                         1.86%
        Initial ADCB                                                                                            386,553,237.98
        Cumulative Loss Amount for current period                                                                   237,880.92
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and  Overcollateralization Balance   13,241,868.81
        Class B Floor                                                                                            (5,814,097.66)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                         1.09%
        Initial ADCB                                                                                            386,553,237.98
        Cumulative Loss Amount for current period                                                                   237,880.92
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                    5,510,803.81
        Class C Floor                                                                                            (1,059,492.60)


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                         0.47%
        Initial ADCB                                                                                            386,553,237.98
        Cumulative Loss Amount for current period                                                                   237,880.92
        Overcollateralization Balance                                                                             1,645,271.81
        Class D Floor                                                                                               409,409.33


Heller Financial, Inc. is the Servicer (Yes/No)                                                                            Yes

An Event of Default has occurred (Yes/No)                                                                                   No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                            386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                                    0.00
        Percentage of Substitute Contracts replacing materially modified contracts                                       0.00%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                      0.00%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                    No
        Any Skipped Payments have been deferred later than January 1, 2006                                                 N/A

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                      293,275,954.40
ADCB as of the last day of the Collection Period                                                       274,368,981.64

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts              181,129.28
Number of Contracts that became Defaulted Contracts during the period                                               3
Defaulted Contracts as a percentage of ADCB (annualized)                                                        0.79%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts               8,179,684.35
Number of Prepaid Contracts as of the last day of the Collection Period                                            17

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts     4,494,740.59
Number of Substitute Contracts as of the last day of the Collection Period                                          5

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                      0.00
Number of Warranty Contracts as of the last day of the Collection Period                                            0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 0.00

Cumulative Servicer Advances paid by the Servicer                                                        6,802,151.62
Cumulative reimbursed Servicer Advances                                                                  6,425,197.69

Delinquencies and Losses                              Dollars                          Percent
------------------------                              -------                          -------
        Current                                   260,123,222.13                        94.81%
        31-60 days past due                         9,790,472.97                         3.57%
        61-90 days past due                         1,971,308.39                         0.72%
        Over 90 days past due                       2,483,978.15                         0.91%
        Total                                     274,368,981.64                       100.00%
                                                  --------------                       -------

        31+ days past due                          14,245,759.51                         5.19%


   (i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                         1,424,237.18
  (ii)  Cumulative Recoveries realized on Defaulted Contracts                                              242,737.63
        Cumulative net losses to date  ( (i) - (ii) )                                                    1,181,499.55
        Cumulative net losses as a percentage of the initial ADCB                                               0.31%